ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                  MAY 14, 2002


                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


                $250,000,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                  RESIDENTIAL FUNDING MORTGAGE SECURITIES, INC.
                           RFMSI SERIES 2002-S8 TRUST

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.



----------------------------------------------------

            FEATURES OF THE TRANSACTION
----------------------------------------------------

o Offering consists of $250,000,000 of senior certificates with a Certificate Interest Rate of 6.00% expected to be rated AAA by two of three rating agencies: Moody's, S&P, or Fitch
o The expected amount of credit support for the senior certificates is 1.75 +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of 15-year, fixed-rate residential, Jumbo A first mortgages originated or acquired by Residential Funding Corporation.
o    The amount of senior certificates is approximate and may vary by up to 5%.


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    PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE)
------------------------------------------------------
------------------------------------------------------
TOTAL OUTSTANDING PRINCIPAL BALANCE:     $254,500,000
NUMBER OF MORTGAGE LOANS:                         592
AVERAGE PRINCIPAL BALANCE OF THE             $430,000
MORTGAGE LOANS:
WEIGHTED AVERAGE ANNUAL MORTGAGE                6.55%
INTEREST RATE:                               +/-15bps
WEIGHTED AVERAGE MATURITY:                  177 +/- 2
                                                  mos
WEIGHTED AVERAGE SEASONING:                   0-4 mos
WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE    59.00% +/-
RATIO:                                             2%
FULL/ALTERNATIVE DOCUMENTATION:                85-90%
WEIGHTED AVERAGE FICO SCORE                       742
CASH-OUT REFINANCE                                20%

GEOGRAPHIC DISTRIBUTION:        TYPE OF DWELLING:

California        40% Max       Single-Family  95%
                                Detached



--------------------------------------------------------

                       KEY TERMS
--------------------------------------------------------
-------------------------- -----------------------------
ISSUER:                    RFMSI Series 2002-S8 Trust
UNDERWRITER:               Goldman, Sachs & Co.

DEPOSITOR/MASTER           Residential Funding
SERVICER:                  Mortgage Securities, Inc. /
                           Residential Funding
                           Corporation
TRUSTEE:                   Bank One
TYPE OF ISSUANCE:          Public
SERVICER ADVANCING:        Yes, subject to
                           recoverability
COMPENSATING INTEREST:     Yes, to the extent of
                           Master Servicing, but in no
                           case more than 1/12th of
                           0.125% of the Pool
                           Scheduled Principal Balance
                           for such Distribution Date
LEGAL INVESTMENT:          The senior certificates are
                           expected to be SMMEA
                           eligible at settlement
INTEREST ACCRUAL:          Prior calendar month
CLEAN UP CALL:             10% of the Cut-off Date
                           principal balance of the
                           Mortgage Loans
ERISA ELIGIBLE:            Underwriter's exemption may
                           apply to senior
                           certificates, however
                           prospective purchasers
                           should consult their own
                           counsel
TAX TREATMENT:             REMIC; senior certificates
                           are regular interests
STRUCTURE:                 Senior/Subordinate;
                           shifting interest with a
                           five year prepayment
                           lockout to subordinate
                           certificates
EXPECTED SUBORDINATION:    1.75% +/- 0.50%
EXPECTED RATING AGENCIES:  Two of three : Fitch, Inc.
                           ("Fitch"), Standard &
                           Poor's ("S&P"), and Moody's
                           ("Moody's")
MINIMUM DENOMINATION:      Senior certificates -
                           $25,000
DELIVERY:                  Senior certificates - DTC

--------------------------------------------------------

                      TIME TABLE
--------------------------------------------------------
EXPECTED SETTLEMENT:                     May 30, 2002
CUT-OFF DATE:                             May 1, 2002
FIRST DISTRIBUTION DATE:                June 25, 2002
DISTRIBUTION DATE:          25th or next business day